UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2010

CAPITAL SENIOR LIVING CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-13445	75-2678809
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14160 Dallas Parkway Suite 300 Dallas, Texas	75240
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 770-5600

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 25, 2010, Capital Senior Living Corporation, a Delaware corporation (the “Company”), entered into a new rights agreement (the “Rights Agreement”) with Mellon Investor Services LLC (the “Rights Agent”). The Rights Agreement will replace the existing rights agreement, dated March 9, 2000, between the Company and Chasemellon Shareholder Services, L.L.C., which is to expire pursuant to its terms at the close of business on March 9, 2010. The Board of Directors of the Company (the “Board”) has resolved that the Rights Agreement be submitted to a vote of the Company’s stockholders at the Company’s 2010 annual meeting, as contemplated by the Rights Agreement, with the outcome of such stockholder vote to have the effects specified in the Rights Agreement. A brief description of the material terms of the Rights Agreement is included in Item 3.03 of this Current Report on Form 8-K, which description is incorporated into this Item 1.01 by reference.

Item 3.03 Material Modifications to Rights of Security Holders.

On February 24, 2010, the Board approved the Rights Agreement, declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of the Company’s common stock, par value $0.01 per share (the “Common Stock”), outstanding as of the Record Date (as hereinafter defined), and authorized the issuance of one Right for each share of Common Stock that becomes outstanding after the Record Date, but before the earliest of the Distribution Date, the Final Expiration Date (each of these terms as hereinafter defined) or the date the Rights are redeemed under the Rights Agreement. The dividend is effective at the close of business on March 8, 2010 (the “Record Date”) to stockholders of record at the close of business on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of the Company’s Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), at a price of $22.00 per one one-thousandth of a share of Preferred Stock (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement.

Initially, the Rights will be attached to each share of Common Stock then outstanding, and no separate certificates evidencing the rights (the “Rights Certificates”) will be issued. The Rights will separate from the Common Stock, Rights Certificates will be issued, and the Rights will become exercisable on the earlier of (i) the close of business on the tenth calendar day after there is an Acquiring Person (as hereinafter defined) or (ii) the close of business on the tenth business day after the date of the commencement of, or first public announcement of the intent to commence, a tender or exchange offer which would result in an Acquiring Person (the “Distribution Date”). An “Acquiring Person” is a person that, together with its affiliates and associates, is the beneficial owner of 20% or more of the outstanding shares of Common Stock. Certain persons, including the Company, any subsidiary of the Company, and any employee benefit plan of the Company or any subsidiary of the Company are excluded from the definition of Acquiring Person. Moreover, a person or group of affiliated or associated persons who acquires the beneficial ownership of 20% or more of the Common Stock then outstanding either (i) by reason of share purchases by the Company reducing the number of shares of Common Stock outstanding (provided such person or group does not acquire additional shares of Common Stock after such purchases by the Company that result in their beneficial ownership of 20% or more of the Common Stock then outstanding), or (ii) inadvertently, if, prior to the time when the first Right is distributed by the Rights Agent, the Board determines such 20% beneficial ownership was acquired inadvertently and such person or group promptly divests itself of enough Common Stock so as to no longer have beneficial ownership of 20% or more of the outstanding Common Stock, will not be an Acquiring Person.

Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), (i) the Rights will be evidenced by certificates for the Common Stock registered in the names of the holders thereof (or if uncertificated, by the registration of the associated shares of Common Stock on the stock transfer books of the Company), together with a copy of the Summary of Rights (as defined in the Rights Agreement), (ii) the Rights will be transferable only in connection with the transfer of the Common Stock, (iii) the transfer of any shares of Common Stock in respect of which Rights have been issued will also constitute the transfer of the Rights associated with such shares of Common Stock, and (iv) new Common Stock certificates issued after the Record Date (but prior to the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date) upon transfer or new issuance of shares of Common Stock will contain a notation incorporating the Rights Agreement by reference. As soon as practicable following the Distribution Date, separate Rights Certificates will be mailed to record holders of the Common Stock as of the close of business on the Distribution Date (other than the Acquiring Person) and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. Unless earlier redeemed or exchanged by the Company, in each case as described below, the Rights will expire on the close of business on the earlier of (i) March 8, 2013 and (ii) March 8, 2011, if and only if the Company’s stockholders do not approve the Rights Agreement prior to such date (as applicable, the “Final Expiration Date”).

The Purchase Price of, and the number and kind or class of shares of stock of the Company purchasable upon exercise of, each Right is subject to adjustment from time to time, including to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock or the Common Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights, options or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the current market price of the Preferred Stock or (iii) upon the distribution to holders of Preferred Stock of evidences of indebtedness or assets (excluding (A) regular periodic cash dividends, provided that if the record date for such dividends occurs at a time when there is an Acquiring Person, such dividends are paid at a rate not in excess of 125% of the rate of the last cash dividend theretofore paid, or (B) dividends payable in the Preferred Stock) or of subscription rights or warrants.

No adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in the Purchase Price. No fractional shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts) will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

Each share of Preferred Stock purchasable upon exercise of the Rights will be entitled, when, as and if declared, to a dividend payment per share equal to an aggregate dividend of 1,000 times the dividend declared per share of Common Stock. In the event of liquidation, the holders of the Preferred Stock will receive a preferential liquidation payment of $1.00 per share (plus any accrued and unpaid dividends), but will be entitled to receive an aggregate liquidation payment equal to 1,000 times the payment made on one share of Common Stock. Each share of Preferred Stock will have 1,000 votes voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per one share of Common Stock. The Rights are protected by customary anti-dilution provisions. Because of the nature of the Preferred Stock dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

In the event that any person becomes an Acquiring Person, then each holder of a Right, other than Rights beneficially owned by an Acquiring Person and its affiliates and associates (which will thereafter be null and void for all purposes of the Rights Agreement and the holder thereof will thereafter have no rights with respect to such Rights, whether under the Rights Agreement or otherwise), will thereafter have the right to receive upon exercise and payment of the Purchase Price that number of shares of Common Stock having a market value of two times the Purchase Price. Under some circumstances, the Company may substitute for the shares of Common Stock issuable upon exercise of the Rights and payment of the applicable Purchase Price, cash, a reduction in such Purchase Price, shares of Preferred Stock or other equity securities of the Company, debt securities of the Company, other assets, or any combination thereof having a value that, when added to the value of the shares of Common Stock issued upon exercise of such Rights, will have an aggregate value equal to the value of the shares of Common Stock issuable upon the exercise of such rights (less the amount of any reduction in such Purchase Price).

In the event that after a person has become an Acquiring Person, the Company is acquired in a merger or consolidation, or 50% or more of its consolidated assets or earning power is sold, proper provision will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person and its affiliates and associates) will thereafter generally have the right to receive, upon the exercise thereof at the then current Purchase Price, that number of shares of the senior voting stock of the acquiring company that have a current market value of two times the Purchase Price.

At any time prior to the close of business on the earlier of (i) the date there is an Acquiring Person and (ii) the Final Expiration Date, the Board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”), which may be paid in cash, with shares of Common Stock, or any other form of consideration deemed appropriate by the Board, or any combination thereof. In addition, if a Qualified Offer (as described below) is made, the record holders of 10% or more of the outstanding shares of Common Stock may direct the Board to call a special meeting of stockholders to consider a resolution authorizing a redemption of all Rights. If the special meeting is not held within 90 business days of being called (subject to extension and cancellation in connection with the Company’s entering into of a Definitive Acquisition Agreement (as defined in the Rights Agreement)) or if, at the special meeting, the holders of a majority of the shares of Common Stock outstanding (other than shares held by the offeror and its affiliated and associated persons) vote in favor of the redemption of the Rights, then the Rights will be automatically redeemed at the Redemption Price (unless the Board has taken irrevocable action to prevent the Rights from interfering with the consummation of the Qualified Offer). Immediately upon the action of the Board to redeem or exchange the Rights (or such automatic redemption of Rights), the Company will make announcement thereof, and upon such action, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

A Qualified Offer is an offer determined by a majority of the independent directors on the Board to be a fully financed offer for all outstanding shares of Common Stock at a per-share offer price that exceeds the greatest of certain price thresholds specified in the Rights Agreement and that the Board, upon the advice of a nationally recognized investment banking firm, does not deem to be either unfair or inadequate. A Qualified Offer is conditioned upon a minimum of at least two-thirds of the outstanding shares of Common Stock not held by the offeror (and its affiliated and associated persons) being tendered and not withdrawn, with a commitment to acquire all shares of Common Stock not tendered for the same consideration through a second step transaction. If the Qualified Offer includes non-cash consideration, such consideration must consist solely of freely tradeable common stock of a publicly traded United States company, and the Board and its representatives must be given access to conduct a due diligence review of the offeror to determine whether the consideration is fair and adequate. A Qualified Offer must also remain open for at least 120 days following commencement. A Qualified Offer requires the satisfaction of certain other conditions as set forth in the Rights Agreement.

At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding shares of Common Stock, the Board may exchange the Rights (other than Rights owned by such person or group that will have become null and void), in whole or in part, at an exchange ratio of one share of Common Stock (or, at the Company’s option, shares of Preferred Stock, cash, debt securities of the Company, other assets or any combination of the foregoing having an equivalent value) per Right (subject to adjustment).

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, liquidation rights, the right to vote or to receive dividends.

For so long as the Rights are redeemable, the Company may, in its sole and absolute discretion, supplement or amend the Rights Agreement in any respect without the approval of any holders of the Rights or Common Stock. Except as otherwise provided in the Rights Agreement, at any time when the Rights are no longer redeemable, the Company may supplement or amend the Rights Agreement without the approval of any holders of the Rights to cure any ambiguity, to correct or supplement any defective or inconsistent provisions, to shorten or lengthen any time period, or to change or supplement the provisions of the Rights Agreement in any manner that the Company may deem necessary or desirable; provided that the Rights Agreement may not then be supplemented or amended in any manner that would adversely affect the interests of the holders of the Rights, cause the Rights Agreement to become otherwise amendable, or cause the Rights to again become redeemable.

The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning the offer on the redemption of the Rights by the Board. The Rights should not interfere with any merger or other business combination that is in the best interests of the Company and its stockholders due to the qualified offer redemption feature and because the Board may, at its option, at any time prior to the Share Acquisition Date, redeem all, but not less than all, the then outstanding Rights at the Redemption Price.

The above summary of the Rights, the Preferred Stock, and the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation of the Company (and any amendments thereto), the Rights Agreement, and the Certificate of Designation with respect to the Preferred Stock, copies of which are as Exhibits 3.1, 4.1, and 4.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01 Other Events.

The Company filed a press release on February 25, 2010 announcing the Board’s adoption of the Rights Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amended and Restated Certificate of Incorporation of the Company, filed as Exhibit 3.1 to the Company’s Registration Statement on Form S-1/A, File No. 333-33379 with the Securities and Exchange Commission on September 8, 1997 and incorporated herein by reference

3.1.1	Amendment to Amended and Restated Certificate of Incorporation of the Company, filed as Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1999 with the Securities and Exchange Commission and incorporated herein by reference

4.1	Rights Agreement, dated as of February 25, 2010, by and between Capital Senior Living Corporation and Mellon Investor Services LLC, including all exhibits thereto*

4.2	Form of Certificate of Designation of Series A Junior Participating Preferred Stock, par value $0.01 per share (included as Exhibit A to the Rights Agreement, which is Exhibit 4.1 hereto)*

99.1*	Press release Announcing Rights Agreement, dated February 25, 2010*

*  Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL SENIOR LIVING CORPORATION

Date: February 25, 2010	By: /s/ Ralph A. Beattie
Name: Ralph A. Beattie
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

3.1	Amended and Restated Certificate of Incorporation of the Company, filed as Exhibit 3.1 to the Company’s Registration Statement on Form S-1/A, File No. 333-33379 with the Securities and Exchange Commission on September 8, 1997 and incorporated herein by reference

3.1.1	Amendment to Amended and Restated Certificate of Incorporation of the Company, filed as Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1999 with the Securities and Exchange Commission and incorporated herein by reference

4.1	Rights Agreement, dated as of February 25, 2010, by and between Capital Senior Living Corporation and Mellon Investor Services LLC, including all exhibits thereto*

4.2	Form of Certificate of Designation of Series A Junior Participating Preferred Stock, par value $0.01 per share (included as Exhibit A to the Rights Agreement, which is Exhibit 4.1 hereto)*

99.1	Press release Announcing Rights Agreement, dated February 25, 2010*

*  Filed herewith